UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported May 10, 2017)

RADNET, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-33307	13-3326724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue

Los Angeles, California 90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 10, 2017 RadNet, Inc. (“RadNet”) issued a press release and held a conference call regarding our financial results for the quarter ended March 31, 2017. A copy of the press release is furnished as Exhibit 99.1 and a copy of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report.

The information in this Current Report, including Exhibit 99.1 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report, including Exhibit 99.1 and Exhibit 99.2 shall not be incorporated by reference into any registration statement or other document filed with the Commission.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 10, 2017 relating to RadNet, Inc.’s financial results for the quarter ended March 31, 2017.

99.2	Transcript of conference call.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2017	RADNET, INC.

By: /s/ Jeffrey L. Linden Name: Jeffrey L. Linden Title: Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 10, 2017.

99.2	Transcript of conference call.

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